Exhibit 21.1

UCP, Inc.

List of Subsidiaries

Company Name	Country/State of Incorporation/Formation
UCP, LLC	Delaware
Benchmark Builders North Carolina, LLC	Delaware
Benchmark Clovis I, LLC	Delaware
Benchmark Communities, LLC	Delaware
Benchmark Harlan Ranch, LLC	Delaware
Benchmark Madera I, LLC	Delaware
Benchmark Soledad I, LLC	Delaware
Benchmark West Dunne, LLC	Delaware
BMC Almaden San Jose, LLC	Delaware
BMC Carnation, LLC	Delaware
BMC Cornerstone Ripon II, LLC	Delaware
BMC Babbs Creek Gilroy, LLC	Delaware
BMC East Garrison, LLC	Delaware
BMC EG Bungalow, LLC	Delaware
BMC EG Courtyard, LLC	Delaware
BMC EG Garden, LLC	Delaware
BMC EG Grove, LLC	Delaware
BMC EG Towns, LLC	Delaware
BMC EG Village, LLC	Delaware
BMC Freestone, LLC	Delaware
BMC Heights, LLC	Delaware
BMC HP, LLC	Delaware
BMC Meadowood II, LLC	Delaware
BMC MCITO, LLC	Delaware
BMC Realty Advisors, Inc.	California
BMC Red Hawk, LLC	Delaware
BMC Pine Ridge, LLC	Delaware
BMC Promise Way, LLC	Delaware
BMC Rancho Etiwanda, LLC	Delaware
BMC Sagewood, LLC	Delaware
BMC Sagewood 40’s, LLC	Delaware
BMC Sagewood 60’s, LLC	Delaware
BMC Shields Locan, LLC	Delaware
BMC Stein, LLC	Delaware
BMC Touchstone, LLC	Delaware
BMC Willow Brook, LLC	Delaware
BMC WP, LLC	Delaware
BMCH California, LLC	Delaware
BMCH North Carolina, LLC	Delaware
BMCH South Carolina, LLC	Delaware
BMCH Tennessee, LLC	Delaware

Exhibit 21.1

Builders BMC, Inc.	Delaware
Fresno Land and Cattle Company, LLC	Delaware
UCP Barclay II, LLC	Delaware
UCP Barclay III, LLC	Delaware
UCP Brandywine, LLC	Delaware
UCP Chateau Grove, LLC	Delaware
UCP Cochrane Morgan Hill, LLC	Delaware
UCP Creekside Galt, LLC	Delaware
UCP East Garrison, LLC	Delaware
UCP Hillcrest Hollister, LLC	Delaware
UCP Jackson Tower, LLC	Delaware
UCP Jovita, LLC	Delaware
UCP Kerman, LLC	Delaware
UCP Meadowood, LLC	Delaware
UCP Meadowood III, LLC	Delaware
UCP Montecito, LLC	Delaware
UCP Monterey Morgan Hill, LLC	Delaware
UCP Poulsbo, LLC	Delaware
UCP Quail Run, LLC	Delaware
UCP Sagewood, LLC	Delaware
UCP Santa Ana Hollister, LLC	Delaware
UCP Soledad, LLC	Delaware
UCP Tapestry, LLC	Delaware
UCP Willow Brook, LLC	Delaware